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DANAHER CORPORATION AND SUBSIDARIES
EXHIBIT TO 1999 ANNUAL REPORT ON FORM 10K
(21) SUBSIDIARIES OF REGISTRANT

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                                          STATE OR           DOING
                                          JURISDICTION OF    BUSINESS
NO. Corporation                           INCORPORATION      AS (DBA)
  1 Danaher Corporation                   Delaware           -
  2 Danaher Insurance Company             Delaware           -
  3 DMG Plastics, Inc.                    Delaware           -
  4 FJ 900 Inc.                           Delaware           -
  5 Armstrong Tools, Inc.                 Delaware           -
  6 Utica Holding Company                 Delaware           -
  7 Fluke Corporation                     Washington         -
  8 Fluke Electronics Corporation         Washington         -
  9 Fluke International Corporati         Washington         -
 10 Fluke Deutschland GmbH                Germany            -
 11 Fluke Electronics Canada              Canada             -
 12 Fluke Electronics (Malaysia)          Malaysia           -
 13 Fluke South East Asia Pte.Ltd         Singapore          -
 14 KK Fluke                              Japan              -
 15 Fluke Australia Pty Ltd               Australia          -
 16 Fluke do Brazil Ltda.                 Brazil             -
 17 Fluke Europe B.V.                     Netherlands        -
 18 Fluke Holding B.V.                    Netherlands        -
 19 Fluke Industrial B.V.                 Netherlands        -
 20 Fluke Nederland B.V.                  Netherlands        -
 21 Fluke Vertriebsgesellschaft m         Austria            -
 22 Fluke Belgium N.V./S.A.               Belgium            -
 23 Fluke Danmark A/S                     Denmark            -
 24 Fluke Finland Oy                      Finland            -
 25 Fluke France S.A.                     France             -
 26 Fluke Italia S.r.l.                   Italy              -
 27 Fluke Norge A/S                       Norway             -
 28 Fluke Iberica S.L.                    Spain              -
 29 Fluke Sverige AB                      Sweden             -
 30 Contronic Development AB - AC         Sweden             -
 31 Advanced Motion Controls AB -         Sweden             -
 32 Fluke Switzerland AG                  Switzerland        -
 33 Fluke U.K. Ltd.                       U.K.               -
 34 DH Holdings Corp.                     Delaware           -
 35 DCI Consolidated Industries,          Delaware           -
 36 Delta Consolidated Industries         Arkansas           -
 37 Truck Storage Incorporated            Delaware           -
 38 Danaher Finance Company               Delaware           -
 39 Sonix, Inc.                           Virginia           -
 40 Sonix Technologies SDV.BHD.           Malaysia           -
 41 Gems Sensors Inc.                     Delaware           -
 42 Industrial Sensors, Inc.- AF          Delaware           -
 43 Jacobs Chuck Manufacturing Co         Delaware           -
 44 Jacobs Chuck Mfg. (Suzhou) Co         China              -
 45 Jacobs Chuck Trading (Shangha         China              -
 46 Jacobs Japan Inc.                     Delaware           -
 47 Power Tool Holders Incorporat         Delaware           -
 48 Kistler-Morse Corporation             Delaware           -
 49 AB Kihlstroms Manometerfabrik         Sweden             -
 50 Jessie & J Company, Ltd. - Y          Hong Kong          -
 51 Gems Sensors AG                       Switzerland        -
 52 The Partlow Corporation               New York           -
 53 Time & Temperature Controls C         Delaware           -

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                                          STATE OR           DOING
                                          JURISDICTION OF    BUSINESS
NO. Corporation                           INCORPORATION      AS (DBA)
 54 Anderson Instrument Co. Inc.          New York           -
 55 Flow Measurement Corporation          Delaware           -
 56 Western Pacific Industries In         Delaware           -
 57 Swiss Precision Parts Corp.           Delaware           -
 58 A.L. Hyde Company                     Delaware           -
 59 Extrusions Plastics, Inc.             Delaware           -
 60 World Plastic Extruders, Inc.         New York           -
 61 Holo-Krome Company                    Delaware           -
 62 The Allen Manufacturing Compa         Delaware           -
 63 Industrial Fasteners, Inc.            Delaware           -
 64 Quality Wire Processing, Inc.         Delaware           -
 65 Holo-Krome Australia Pty Ltd.         Australia          -
 66 Danaher Canada, Inc.                  Alberta            -
 67 Veeder-Root Company                   Delaware           -
 68 Launchchange Limited - Z              U.K.               -
 69 West Instruments Ltd. - W             U.K.               -
 70 Veeder-Root Environmental Sys         U.K.               -
 71 Gwendolene Holdings Ltd.              U.K.               -
 72 Gems Sensors Ltd. - W                 U.K.               -
 73 Holo-Krome Ltd. - W                   U.K.               -
 74 Jacobs Manufacturing Co. Ltd.         U.K.               -
 75 Piccadilly Precision Engineer         U.K.               -
 76 Danaher UK Industries Ltd. -          U.K.               -
 77 Pacific Scientific Ltd.- AE           U.K.               -
 78 CGF Automation Ltd.                   U.K.               -
 79 Contents Measuring Systems Li         U.K.               -
 80 Buhler Montec Group Ltd. - AK         U.K.               -
 81
 82 Veeder-Root Ltd.                      U.K.               -
 83 QualiTROL Instruments Ltd.            U.K.               -
 84 Robin Electronics Ltd.                U.K.               -
 85 Petroleum Industry Controls,          Delaware           -
 86 Veeder-Root of N.C., Inc.             Delaware           -
 87 Veeder-Root do Brasil                 Brazil             -
 88 Veeder-Root SARL - U                  France             -
 89 Veeder-Root Service Company           Delaware           -
 90 Old Tide Corp.                        California         -
 91 Jacobs Vehicle Systems, Inc.          Delaware           -
 92 Jacobs Mexico, S.A.de C.V.            Mexico             -
 93 Diesel Engine Retarders, Inc.         Delaware           -
 94 McCrometer, Inc.                      Delaware           -
 95 Commercial Avenue Company             Delaware           -
 96 Hach Company                          Delaware           -
 97 Hach Europe, S.A.                     Belgium            -
 98 Hach Sales & Service Canada L         Canada             -
 99 Environmental Test Systems, I         Delaware           -
100 Lea Way Hand Tool Corp.               Taiwan             -
101 Joslyn Holding Company                Delaware           -
102 Joslyn Company, LLC                   Delaware           -
103 Joslyn Manufacturing Company,         Delaware           -
104 Joslyn Electronic Systems Com         Delaware           -
105 Joslyn Hi-Voltage Company, LL         Delaware           -
106 Joslyn Clark Controls, LLC            Delaware           -
107 Sunbank Family of Companies,          California         -
108 Joslyn Sunbank Company, LLC           California         -
109 Air Dry Company of America, L         Delaware           -
110 Jennings Technology Company,          Delaware           -
111 Jennings Land Company                 Delaware           -
112 Cyberex, LLC                          Delaware           -
113 Cyberex, B.V.                         Netherlands        -
114 Danaher Canadian Holdings Inc         Ontario            -
115 Plastifab Industries                  Ontario            -
116 Joslyn Canada                         Ontario            -
117 Hengstler Canada LP                   Ontario            -
118 QualiTROL Canada LP                   Ontario            -
119 Hennessy Industries Canada LP         Ontario            -

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                                          STATE OR           DOING
                                          JURISDICTION OF    BUSINESS
NO. Corporation                           INCORPORATION      AS (DBA)
120 Danaher Tool Group LP                 Ontario            -
121 Danaher Canada Partners Inc.          Ontario            -
122 Acme-Cleveland Corp.                  Ohio               -
123 AC Intermediate Co.                   Ohio               -
124 ACMS Incorporated                     Ohio               -
125 Acme-Cleveland Laser Systems,         Ohio               -
126 Acme Communications Technolog         Ohio               -
127 Ball Screws and Actuators Co.         California         -
128 Communications Technology Cor         California         -
129 Communications Technology (Ca         Brit.Colum.        -
130 Communications Technology Cor         Mexico             -
131 Phoenix Microsystems, Inc.            Alabama            -
132 Dolan-Jenner Industries, Inc.         Massachusetts      -
133 Dolan-Jenner Europe, B.V. (60         Netherlands        -
134 LSMT Corp.                            Michigan           -
135 143420 Ontario, Inc.                  Ontario            -
136 M & M de France, Inc.                 Ohio               -
137 M & M Precision Systems Corp.         Ohio               -
138 Master Gears Corp.- AF                Delaware           -
139 Precision Gauges, Inc.- AF            Delaware           -
140 Namco Controls Corp.                  Ohio               -
141 American Sigma, Inc.                  New York           -
142 Kingsley Tools, Inc.                  Delaware           -
143 Easco Hand Tools Inc.                 Delaware           -
144 Hand Tool Design Corporation          Delaware           -
145 KD Tools of Puerto Rico, Inc.         Delaware           -
146 Beamco, Inc.                          Wisconsin          -
147 Dynapar Corporation                   Illinois           -
148 Encoders Incorporated                 Delaware           -
149 Hennessy Industries Inc.              Delaware           -
150 Service Station Products Comp         Delaware           -
151 Wheel Service Equipment Corpo         Delaware           -
152 Hengstler Espana SA                   Spain              -
153 Current Technology, Inc.              Delaware           -
154 GID Acquisition Company               Delaware           -
155 Data Recorders Incorporated           Delaware           -
156 Hecon Properties, Inc.                New Jersey         -
157 Hengstler Italia SRL - T              Italy              -
158 Hengstler Japan Corp.                 Japan              -
159 Matco Tools Corporation               New Jersey         -
160 Mechanics Custom Tools Corpor         Delaware           -
161 NMTC, Inc.                            Delaware           -
162 Danaher Alberta Inc.                  Alberta            -
163 Pacific Scientific Company            California         -
164 Pacific Scientific Instrument         California         -
165 Fisher Pierce Company                 California         -
166 PacSci Motion Control, Inc.           Massachusetts      -
167 Pacific Scientific Energetic          Delaware           -
168 Wermex Corporation                    Texas              -
169 Bobinas del Sur                       Mexico             -
170 Pacific Scientific Internatio         California         -
171 Pacific Scientific SARL               France             -
172 Advanced Servo Systems Limite         Ireland            -
173 Light Controls Corp.- AF              Delaware           -
174 QualiTROL Corporation                 New York           -
175 QualiTROL GmbH - X                    Germany            -
176 Hengstler GmbH                        Germany            -
177 KACO GmbH - Y                         Germany            -
178 Hengstler Controle Numerique          France             -
179   Societe Civile Immobiliere          France             -
180 Gems Sensors GmbH                     Germany            -
181 Veeder-Root GmbH                      Germany            -
182 Dr.Bruno Lange GmbH & Co.KG -         Germany            -
183 Namco Controls GmbH - X               Germany            -
184 Cleveland Precision Systems G         Germany            -
185 Pacific Scientific GmbH - X           Germany            -

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                                          STATE OR           DOING
                                          JURISDICTION OF    BUSINESS
NO. Corporation                           INCORPORATION      AS (DBA)
186 Eduard Bautz GmbH & Co.KG             Germany            -
187 Danaher GbR                           Germany            -
188 Power Transformer Controls Co         Delaware           -
189 JS Technology, Inc.                   Delaware           -

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